Fees Summary	Oct. 28, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 7,500,000,000
Previously Paid Amount	0
Total Fee Amount	1,035,750
Total Offset Amount	343,036.1
Net Fee	$ 692,713.9